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                                                                   Exhibit 23(a)

                               [KPMG LETTERHEAD]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
R. G. Barry Corporation:

We consent to the use of our report incorporated herein by reference.

KPMG LLP

Columbus, Ohio
June 18, 1999